SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): August 26, 1998



                        CAPITAL CITY BANK GROUP, INC.
           (Exact name of registrant as specified in its charter)



      Florida                     0-13358                 59-2273542
(State of Incorporation)   (Commission File Number)    (IRS Employer
                                                     Identification No.)




    217 North Monroe Street, Tallahassee, Florida               32301
      (Address of principal executive office)                (Zip Code)


     Registrant's telephone number, including area code: (850) 671-0610



        (Former Name or Former Address, if Changed Since Last Report)
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                     CAPITAL CITY BANK GROUP, INC.

                               FORM 8-K

                            CURRENT REPORT



Item 5.  Other Events

Exhibit 99.1 is incorporated by reference in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)  Exhibits.

99.1  Copy of the registrant's Press Release issued August 27, 1998.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.


Date:   September 10, 1998         By:/s/ J. Kimbrough Davis
                                          J. Kimbrough Davis
                                          Executive Vice President
                                          and Chief Financial Officer
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                      CAPITAL CITY BANK GROUP, INC.

                       Current Report on Form 8-K

                             Exhibit Index


Exhibit No.	Description

99.1  Copy of the registrant's Press Release issued August 27, 1998.
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